Intangible Assets (Schedule of Estimated Future Amortization Of Intangible Assets) (Detail) - USD ($) $ in Millions	Dec. 31, 2015	Jun. 30, 2015	Jun. 30, 2014
Intangible Assets Net Excluding Goodwill [Abstract]
2016		$ 66.3
2017		66.2
2018		66.2
2019		66.2
2020		62.6
Thereafter		599.4
Total Net	$ 912.6	$ 926.9	$ 687.4